HIGHWOODS/FORSYTH LIMITED PARTNERSHIP
                              1997 UNIT OPTION PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN: DEFINITIONS

         The name of the plan is the Highwoods/Forsyth Limited Partnership 1997 Unit Option Plan (the "Plan"). The purpose of the Plan is to supplement the Amended and Restated 1994 Stock Option Plan of Highwoods Properties, Inc. (the "Company") and thereby encourage and enable the officers, employees, independent contractors and directors of Highwoods Properties, Inc. (the "Company") and its Subsidiaries, including Highwoods/Forsyth Limited Partnership (the "Partnership") upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Partnership. Providing such persons with a direct stake in the Company's welfare through awards of Units, as defined below, in the Partnership will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "ACT" means the Securities Exchange Act of 1934, as amended.

         "AWARD" or "AWARDS", except where referring to a particular grant under the Plan, shall include Unit Option, Unit Appreciation Right, Phantom Unit and Restricted Unit Awards.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means and shall be limited to a vote of the Board resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant which may have a material and adverse effect on the business of the Company or any Subsidiary or on the participant's ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary.

         "CHANGE OF CONTROL" is defined in Section 13.

         "CODE" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "COMMITTEE" means the Board or any Committee of the Board referred to in Section 2.

         "DISABILITY" means disability as set forth in Section 22(e)(3) of the Code.

         "EFFECTIVE DATE" means the date on which the Plan is approved by the Board of Directors of the Company in its capacity as general partner of the Partnership.

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         "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended, and the related rules, regulations and interpretations.

         "FAIR MARKET VALUE" on any given date means the last reported sale price at which the Shares are traded on such date or, if no Shares are traded on such date, the most recent date on which the Shares were traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange on which the Shares are traded.

         "GENERAL PARTNER" means the Company in its capacity as the general partner of the Partnership.

         "INDEPENDENT DIRECTOR" means a member of the Board who is not also an employee of the Company or any Subsidiary. A director emeritus shall not be considered as an active Board member for purposes of this definition.

         "NON-EMPLOYEE DIRECTOR" means a director who qualifies as such under Rule 16b-3(b)(3) promulgated under the Act or any successor definition under the Act.

         "OPTION" OR "UNIT OPTION" means any option to purchase Units granted pursuant to Section 5.

         "PHANTOM UNIT" means Awards granted pursuant to Section 8.

         "RESTRICTED UNIT  AWARD" means Awards granted pursuant to Section 7.

         "RESTRICTED UNITS" means Units subject to restrictions as provided in
Section 7 and the subject of a Restricted Stock Award.

         "SHARE" means one or more, respectively, of the Company's shares of common stock, par value $.01 per share, subject to adjustments pursuant to
Section 3.

         "SUBSIDIARY" means the Partnership, Highwoods Services, Inc. and any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

         "UNIT" means one of the Class A common ownership interests in the Partnership as defined in and subject to the provisions of the First Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), except that Units to be awarded hereby or to be received upon the exercise of Unit Options shall not be redeemable for Shares as allowed by
Section 8.6 of the Partnership Agreement unless and until such action is permitted by applicable state and federal securities laws and the rules and regulations of the applicable securities exchange.

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         "UNIT APPRECIATION RIGHTS" ("UAR") means Awards granted pursuant to
Section 6.


SECTION 2. ADMINISTRATION OF PLAN: COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

                  (a) COMMITTEE. Except as set forth in Section 2(c), the Plan shall be administered by the executive compensation committee of the Board of the General Partner, or any other committee of not less than two Non-Employee Directors performing similar functions, as appointed by the Board from time to time. Only Non-Employee Directors may vote with respect to transactions involving an Award or other acquisition of Units from the Partnership.

                  (b) POWERS OF COMMITTEE. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

                           (i) to select participants to whom Awards may be
                  granted from time to time;

                           (ii) to determine the time or times of grant, and the
                  extent of Awards, or any combination of Awards, granted to any one or more participants;

                           (iii) to determine the number of Units to be covered
                  by any Award;

                           (iv) to determine and modify the terms and
                  conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards provided, however that in no event shall the Committee take any action in furtherance hereof which shall reduce or delay the realization of the economic benefit accruing to any grantee of any Award upon the occurrence of an event described in this Section 3(b);

                           (v) to accelerate the exercisability or vesting of
                  all or any portion of any Award;

                           (vi) subject to the provisions of Section 5(a)(iii),
                  to extend the period in which Unit Options may be exercised;

                           (vii) to determine whether, to what extent, and under
                  what circumstances Units and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

                           (viii) to adopt, alter and repeal such rules,
                  guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem

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                  advisable; to interpret the terms and provisions of the Plan and any Awards (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

                  All decisions and interpretations of the Committee shall be binding on all persons, including the Company, the Partnership and Plan participants.

SECTION 3. UNITS AVAILABLE UNDER THE PLAN; MERGERS; SUBSTITUTIONS

         (a) UNITS ISSUABLE. The maximum number of Units reserved and available for issuance under the Plan shall be 1,500,000 Units. For purposes of this limitation, the Units underlying any Awards which are forfeited, canceled, reacquired by the Partnership, satisfied without the issuance of Units or otherwise terminated (other than by exercise) shall be added back to the Units available for issuance under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying Units to which the Award related. Subject to such overall limitation, Units may be issued up to such maximum number pursuant to any type or types of Award.

         (b) STOCK DIVIDENDS, MERGERS, ETC. In the event of a stock dividend, stock split or similar change in capitalization affecting the Shares, the Committee shall make appropriate adjustments in (i) the number and kind of Units on which Awards may thereafter be granted, (ii) the number and kind of Units remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such Units. Except as otherwise provided in any applicable severance or employment agreement with any grantee hereunder, in the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion shall, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of Units reserved for issuance under the Plan and the number and purchase price (if any) of Units subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of or modification relating to the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), provided, however that in no event shall the Committee take any action in furtherance hereof which shall reduce or delay the realization of the economic benefit accruing to any grantee of any Award upon the occurrence of an event described in this Section 3(b).

         (c) SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4. ELIGIBILITY



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         Participants in the Plan will be such directors, full or part-time officers and other employees and independent contractors of the Company and its Subsidiaries who are responsible for or contribute to the management, growth, or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion.

SECTION 5. UNIT OPTIONS

         Any Unit Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         (a) Unit Options Granted to Employees. The Committee in its discretion may grant Unit Options to employees of the Company or any Subsidiary or independent contractors engaged by the Company or its Subsidiaries. Unit Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (i) Exercise Price. The exercise price per Unit for the Units covered by a Unit Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 25% of the Fair Market Value on the date of grant.

                  (ii) Option Term. The term of each Unit Option shall be fixed by the Committee.

                  (iii) Exercisability; Rights of a Unitholder. Unit Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Unit Option. An optionee shall have the rights of a unitholder only as to Units acquired upon the exercise of a Unit Option and not as to unexercised Unit Options.

                  (iv) Method of Exercise. Unit Options may be exercised in whole or in part, by giving written notice of exercise to the Company as General Partner in the Partnership, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods or by such other method as the Committee may allow:

                           (A) In cash, by certified or bank check or other
                  instrument acceptable to the Committee;

                           (B) In the form of Shares or Units that are not then
                  subject to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered Shares or Units shall be valued at Fair Market Value on the exercise date; or




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                  (v) Admission to the Partnership. The delivery of an amendment to the Partnership Agreement admitting the optionee as a partner pursuant to the exercise of a Unit Option will be contingent upon receipt from the optionee of the full purchase price for such Units and the fulfillment of any other requirements contained in the Unit Option grant or applicable provisions or laws and an agreement to be bound by the terms and conditions of the Partnership Agreement.

                  (vi) Non-transferability of Options. No Unit Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Unit Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (vii) Termination by Reason of Death. If any optionee's employment by the Company and its Subsidiaries terminates by reason of death, the Unit Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of six months (or such longer periods as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

                  (viii) Termination by Reason of Disability.

                           (A) Any Unit Option held by an optionee whose
                  employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of six months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                           (B) The Committee shall have sole authority and
                  discretion to determine whether a participant's employment has been terminated by reason of Disability.

                           (C) Except as otherwise provided by the Committee at
                  the time of grant, the death of an optionee during a period provided in this Section 5(a)(viii) for the exercise of a Unit Option, shall extend such period of six months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

                  (ix) Termination for Cause. If any optionee's employment by the Company and its Subsidiaries has been terminated for Cause except as otherwise provided in any applicable severance or employment agreement with any grantee hereunder, any Unit Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Unit Option can be exercised for a period of up to 30 days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

                  (x) Other Termination. Unless otherwise determined by the Committee or except as



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         otherwise provided in any applicable severance or employment agreement with any grantee hereunder, if an optionee's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Unit Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment for three months (or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

                  (xi) Units Issued in Settlement. Units issued upon exercise of a Unit Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

         (b) Unit Options Granted to Independent Directors.

                  (i) Discretionary Grant of Options. The Committee in its discretion may grant Unit Options to Independent directors and provide for an exercise price per Unit for the Units covered by a Unit Option granted as it establishes in its sole discretion.

                  (ii) Exercise; Termination; Non-transferability.

                           (A) Options granted under Section 5(b)(i) may be
                  exercised at any time and upon such conditions as established by the Committee.

                           (B) The rights of an Independent Director in an
                  Option granted under Section 5(b)(i) shall be as provided or allowed by the Committee.

                           (C) No Unit Option granted under this Section 5(b)
                  shall be transferable by the optionee otherwise than by Will or by the laws of descent and distribution, and such Options shall be exercisable, during the optionee's lifetime only by the optionee. Any Option granted to an Independent Director pursuant to Section 5(b)(i) and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of six months from the date of death or until the expiration of the stated term of the Option, if earlier.

                           (D) Options granted under this Section 5(b) may be
                  exercised only by written notice to the General Partner specifying the number of Units to be purchased. Payment of the full purchase price of the Units to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a unitholder only as to Units acquired upon the exercise of an Option and not as to unexercised Options.

SECTION 6. UNIT APPRECIATION RIGHTS

         The Committee may from time to time grant UARs unrelated to Options or related to Options or portions of Options granted to participants under the Plan. Each UAR shall be evidenced by a written instrument and shall be subject to such terms and conditions as the Committee may


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determine. Subject to such terms and conditions established by the Committee, the participant may exercise a UAR or portion thereof, and thereupon shall be entitled to receive payment of an amount equal to the aggregate appreciation in value of the Units as to which the UAR is awarded, as measured by the difference between the purchase price of such Units and their Fair Market Value at the date of exercise. Such payments may be made in cash, in Units valued at Fair Market Value as of the date of exercise, or in any combination thereof, as the Committee in its discretion shall determine.

SECTION 7. RESTRICTED UNIT AWARDS

         (a) Nature of Restricted Unit Award. The Committee may grant Restricted Unit Awards to any participant under the Plan. A Restricted Unit Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, Units subject to such restrictions and conditions as the Committee may determine at the time of grant. Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives.

         (b) Acceptance of Award. A participant who is granted a Restricted Unit Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the Units covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Units in such form as the Committee shall determine.

         (c) Rights as a Unitholder. Upon complying with Section 7(b) above, a participant shall have all the rights of a unitholder with respect to the Restricted Units including voting and distribution rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 7 and subject to such conditions contained in the written instrument evidencing the Restricted Unit Award.

         (d) Restrictions. Restricted Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries, or in the case of Independent Directors, an Independent Director ceases to be a director, for any reason (including death, retirement, Disability, or for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase at their original purchase price as established at Section 7(a) above Restricted Units with respect to which conditions have not lapsed, or except as otherwise provided in any applicable severance or employment agreement with any grantee hereunder to require forfeiture of such Units to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Unit Award).



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         (e) Vesting of Restricted Units. Except as otherwise provided in any applicable severance or employment agreement with any grantee hereunder, the Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Units and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the Units on which all restrictions have lapsed shall no longer be Restricted Units and shall be deemed "vested."

         (F) Waiver, Deferral and Reinvestment of Distributions. The written instrument evidencing the Restricted Unit Award may require or permit the immediate payment, waiver, deferral or investment of distributions paid on the Restricted Units.

SECTION 8. PHANTOM UNITS.

         The Committee may from time to time grant Phantom Unit Awards to any participant under the Plan. Each Phantom Unit Award shall be evidenced by a written instrument and shall be subject to such terms and conditions as the Committee may determine. Subject to such terms and conditions as may be established by the Committee, the participant may exercise a Phantom Unit Award or portion thereof, and thereupon shall be entitled to receive payment of an amount equal to the Fair Market Value at the date of exercise of the Units as to which the Phantom Unit is awarded. Such payments may be made in cash, in Units valued at Fair Market Value as of the date of exercise, or in any combination thereof, as the Committee in its discretion shall determine.

SECTION 9. TAX WITHHOLDING

         (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award of any Units or other amounts received thereunder first becomes includable in the gross income of the participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (b) Payment in Units. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from the Units to be issued pursuant to any Award a number of Units with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Units owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to Section 17 of the Act, the following additional restrictions shall apply:

                  (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 9(b) shall be made either (1) during the period beginning on the third business day following



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         the date of release of quarterly or annual summary statements of revenues of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such Award first becomes a taxable event for federal income tax purposes;

                  (B) such election shall be irrevocable;

                  (C) such election shall be subject to the consent or disapproval of the Committee, and

                  (D) the Units withheld to satisfy tax withholding must pertain to an Award which has been outstanding for at least six months.

SECTION 10. TRANSFER, LEAVE OF ABSENCE, ETC.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

         (b) an approved leave of absence for military service or sickness, or for any other purposes approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 11. AMENDMENTS AND TERMINATION

         The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award as if it were then initially granted under this Plan) for the purpose of satisfying changes in law without the holder's consent, provided, however that in no event shall the Board or the Committee take any action which shall reduce or delay the realization of the economic benefit accruing to any grantee of any Award.

SECTION 12. STATUS OF PLAN

         With respect to the portion of any Award which has not been exercised and any payments in cash, Units or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Units or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provisions of the foregoing sentence.

SECTION 13. CHANGE OF CONTROL PROVISIONS



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         Upon the occurrence of a Change of Control as defined in this Section
13:

         (a) Each outstanding Unit Option shall automatically become fully exercisable notwithstanding any provision to the contrary herein.

         (b) Restrictions and conditions on Restricted Unit Awards shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the Units subject to such Awards unless the Committee shall otherwise expressly provide at the time of grant.

         (c) "CHANGE OF CONTROL" shall mean the occurrence of any one of the following events:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however that the following acquisitions shall not constitute a Chance of Control: (I) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (IV) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (I), (II) and (III) of subsection (i) of this Section 1(c) are satisfied; or

                  (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
         Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (a) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote


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         generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions, as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (c) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                  (iv) Approval by the shareholders of the Company of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (I) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (II) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (III) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

         Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the



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


Company which, by reducing the number of Shares or other Voting Securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 40% or more of the Shares then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding Voting Securities; PROVIDED, HOWEVER, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause
(i).

SECTION 14. GENERAL PROVISIONS

         (a) NO DISTRIBUTION: COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may require each person acquiring Units pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Units without a view to distribution thereof.

         No Units shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Units and Awards as it deems appropriate.

         (b) OTHER COMPENSATION ARRANGEMENTS: NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Partnership from adopting other or additional compensation arrangements, including trusts, subject to limited partnership approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 16. GOVERNING LAW

This Plan shall be governed by North Carolina law except to the extent such law is preempted by federal law.


                                      Highwoods/Forsyth Limited Partnership

                                      By:      Highwoods Properties, Inc.

                                               By:
                                               Title:
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